Exhibit 10.8

THIS AGREEMENT is made the day of 9th May, 2006

BETWEEN:-

(1)	Dr. Ho, Stanley Hung Sun, Hong Kong Identity Card No. D054666(7) and having his residential address at 1 Repulse Bay Road, Hong Kong (the “Vendor”); and

(2)	Melco PBL International Limited, a company incorporated in the Cayman Islands and having its registered office at the offices of Walkers SPV Limited, Walker House, Mary Street, PO Box 908 GT, George Town, Grand Cayman, Cayman Islands (the “Purchaser”).

WHEREAS:

(A)	Mocha Slot Group Limited (the “Company”) is a company incorporated in the British Virgin Islands whose registered office is at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands and as at the date hereof has an issued capital of US$100.00 divided into 100 ordinary shares of US$1.00 each (together, the “Shares” and each, a “Share”). The Vendor is the legal and beneficial owner of 20 Shares (the “Sale Shares”), constituting 20% of the entire issued share capital of the Company and a shareholders’ loan (the “Sale Loan”) in the amount of HK$45,706,919.58 due and owing from the Company to the Vendor .

(B)	The Vendor has agreed to sell and the Purchaser has agreed to purchase the Sale Shares and the Sale Loan upon the terms and conditions hereinafter set out.

NOW IT IS HEREBY AGREED as follows:

1.1	Interpretation

In this Agreement, unless the context requires otherwise:

“Company” has the meaning as defined in the recitals to this Agreement;

“Completion” means completion of the sale and purchase of the Sale Shares as specified in Clause 4;

“Completion Date” means the date of this Agreement;

“Consideration” means the consideration for the Shares being the sum specified in Clause 3;

“Hong Kong” means the Special Administrative Region of the People’s Republic of China;

“Sale Loan” has the meaning as defined in the recitals to this Agreement;

“Loan Assignment Deed” means the deed of assignment to effect the assignment of the Sale Loan to be entered into by the Vendor, the Purchaser and the Company at Completion, substantially in the form as set out in the Schedule to this Agreement;

“Sale Shares” has the meaning as defined in the recitals to this Agreement; and

“Shares” has the meaning as defined in the recitals to this Agreement.

1.2	References to statutory provisions shall be construed as references to those provisions as amended or re-enacted or as their application is modified by other provisions (whether before or after the date hereof) from time to time and shall include any provisions of which they are re-enactments (whether with or without modification).

1.3	References herein to Clauses and Schedules are to clauses in and schedules to this Agreement unless the context requires otherwise and the Schedules to this Agreement shall be deemed to form part of this Agreement.

1.4	The expressions of the “Vendor” and the “Purchaser” shall, where the context permits, include their respective successors, personal representatives and permitted assigns.

1.5	The headings are inserted for convenience only and shall not affect the construction of this Agreement.

1.6	Unless the context requires otherwise, words importing the singular include the plural and vice versa and words importing a gender include every gender.

2.	Sale of Sale Shares and Sale Loan

Subject to the terms of this Agreement, the Vendor shall sell as beneficial owner and the Purchaser shall purchase all (but not part only) of the Sale Shares and the Sale Loan, in each case free from all liens, charges and encumbrances and together with all rights now or hereafter attaching thereto.

3.	Consideration

The Consideration in respect of the Sale Shares and the Sale Loan shall be the aggregate sum of HK$295,706,919.58, with HK$250,000,000.00 being the consideration for the Sale Shares and HK$45,706,919.58 being the consideration for the Sale Loan, payable in cash on Completion by the delivery to the Vendor by the Purchaser of a cheque drawn in favour of the Vendor or as he in writing may direct (whose receipt shall be an absolute discharge therefor).

4.	Completion

4.1	Completion shall take place at 38/F., The Centrium, 60 Wyndham Street, Central, Hong Kong on the Completion Date or at such other place and time as shall be mutually agreed in writing by the parties.

4.2	At Completion, the Vendor shall:

(a)	deliver or cause to be delivered to the Purchaser duly executed instruments of transfer in respect of all of the Sale Shares in favour of the Purchaser (or its nominees) accompanied by the relevant certificates for all of the Sale Shares;

(b)	deliver or cause to be delivered to the Purchaser the Loan Assignment Deed duly executed in favour of the Purchaser by the Vendor; and

(c)	deliver or cause to be delivered to the Purchaser such other documents and take such further actions as may be reasonably required to give to the Purchaser good title to all of the Sale Shares and the Sale Loan and to enable the Purchaser or its nominees to become the registered holders of the Sale Shares.

4.3	Subject to Clause 4.4, the Purchaser shall:-

(a)	pay the Consideration to the Vendor in accordance with Clause 3 at Completion; and

(b)	deliver or cause to be delivered to the Vendor the Loan Assignment Deed duly executed by the Purchaser as assignee.

4.4	Without prejudice to any other remedies available to the Purchaser, if in any respect the provisions of Clause 4.2 are not complied with by the Vendor on the Completion Date the Purchaser may:

(a)	defer Completion to a date not more than 14 days after the Completion Date (and so that the provisions of this Clause 4.4 shall apply to Completion as so deferred); or

(b)	proceed to Completion so far as practicable (without prejudice to its rights hereunder); or

(c)	rescind this Agreement.

5.	Representations, Warranties and Undertakings

5.1	The Vendor hereby represents, warrants and undertakes to the Purchaser as at the date of this Agreement and as at the Completion Date as follows:-

(a)	the Vendor is the beneficial and legal owner of all of the Sale Shares and the Sale Loan free and clear of any lien, charge or encumbrance whatsoever and the Company has not exercised any lien over any of the Sale Shares or the Sale Loan and there is outstanding no call on any of the Sale Shares and all of the Sale Shares are fully paid; and

(b)	this Agreement, when executed and delivered by the Vendor, constitutes a legal, valid and binding obligation of the Vendor, enforceable against him in accordance with its terms, subject to bankruptcy, insolvency, moratorium or any similar laws.

5.2	If, prior to Completion, any of the representations, warranties or undertakings as set out in Clause 5.1 are found to be untrue, misleading or incorrect or have not been fully carried out in any material respect the Purchaser shall not be bound to complete the purchase of the Shares and the Purchaser may by notice rescind this Agreement without liability on its part. The right conferred upon the Purchaser by this Clause is in addition to and without prejudice to any other rights and remedies of the Purchaser.

5.3	The Purchaser hereby represents, warrants and undertakes to the Vendor as at the date of this Agreement and as at the Completion Date that this Agreement, when executed and delivered by the Purchaser, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganisation, moratorium or any similar laws.

6.	Miscellaneous

6.1	Each party shall pay its own costs and disbursements of and incidental to this Agreement.

6.2	Each notice, demand or other communication given or made under this Agreement shall be in writing and delivered or sent to the relevant party at its address or fax number set out below (or such other address or fax number as the addressee has by five (5) days’ prior written notice specified to the other parties):

To the Vendor:	address :
Penthouse, 39/F., West Tower,
Shun Tak Centre, 200 Connaught Road, Central,
Hong Kong

Fax Number: 2858 1014
Attention: Mr. Andrew Shum, assistant of Dr. Stanley Ho

To the Purchaser:	address :
38/F., The Centrium,
60, Wyndham Street, Central
Hong Kong

Fax Number: 3162 3579
Attention: Mr. Samuel Tsang

Any notice, demand or other communication so addressed to the relevant party shall be deemed to have been delivered (i) if given or made by prepaid registered post or by hand, when actually delivered to the relevant address; (ii) if given or made by fax, when despatched upon receipt by the sender of machine printed confirmation of receipt, provided it is received before 5 p.m. (place of receipt) on a business day, otherwise it shall be deemed to have been delivered at 9 a.m. (place of receipt) on the next business day.

6.3	No failure or delay by the Purchaser in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. Without limiting the foregoing, no waiver by the Purchaser of any breach by the Vendor of any provision hereof shall be deemed to be a waiver of any subsequent breach of that or any other provision hereof. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

6.4	This Agreement (together with any documents referred to herein) constitutes the whole agreement between the parties and it is expressly declared that no variations hereof shall be effective unless made in writing.

6.5	The provisions of this Agreement including the representations, warranties and undertakings herein contained, insofar as the same shall not have been fully performed at Completion, shall remain in full force and effect notwithstanding Completion.

6.6	The Vendor and the Purchaser shall do and execute or procure to be done and executed all such further acts, deeds, things and documents as may be necessary to give effect to the terms of this Agreement.

6.7	This Agreement shall be governed by and construed in accordance with the laws of Hong Kong and the parties hereby irrevocably submit to the non-exclusive jurisdiction of the Hong Kong courts.

IN WITNESS WHEREOF this Agreement has been executed on the day and year first above written.

SIGNED by	)
Dr. Ho, Stanley Hung Sun	)
) /s/
in the presence of:	)
)

SIGNED by	)
)
for and on behalf of	)
Melco PBL International Limited	) /s/
in the presence of:	)
)

SCHEDULE

FORM OF LOAN ASSIGNMENT DEED

THIS DEED OF ASSIGNMENT is made on	, 2006

BETWEEN:

(1)	Dr. Ho, Stanley Hung Sun, Hong Kong Identity Card No. D054666(7) and having his residential address at 1 Repulse Bay Road, Hong Kong (the “Assignor”); and

(2)	Melco PBL International Limited, a company incorporated in the Cayman Islands and having its registered office at the offices of Walkers SPV Limited, Walker House, Mary Street, PO Box 908GT, George Town, Grand Cayman, Cayman Islands (the “Assignee”).

WHEREAS:

(A)	Mocha Slot Group Limited (the “Company”) is at the date hereof indebted to the Assignor in the amount of HK$45,706,919.58 (the “Loan”).

(B)	Pursuant to the terms of an agreement (the “Agreement”) dated on or about the date hereof between the Assignor and Assignee, the Assignor agreed to assign all of its rights, interests, benefits and title in and to the Loan to the Assignee and/or its nominee on and subject to the terms and conditions of the Agreement and this Deed.

NOW THIS DEED WITNESSES as follows:

1.	The Assignor as beneficial owner hereby assigns to the Assignee all of the Loan due and owing to it and the full benefit and advantage thereof and all rights, interests, benefits and title therein and to hold the same unto the Assignee absolutely.

2.	The Assignor represents and warrants to the Assignee that as at the date hereof:

(i)	the Company is indebted to the Assignor in the full amount of the Loan;

(ii)	it has not assigned or charged or otherwise encumbered its rights, interests, benefits or title therein and to the Loan in favour of any third party;

(iii)	it has the full power and authority to enter into and perform this Deed; and

(iv)	the Company has not acquired any right of set off or counterclaim against the Assignor in respect of the Loan or any part thereof.

3.	The Assignor hereby authorises the Assignee to give notice, on behalf of the Assignor, of the assignment of the Loan under this Deed to Mocha Slot Group Limited in such form as the Assignee reasonably considers to be necessary or desirable to perfect the assignment of the Loan.

4.	This Deed shall be governed by and construed in all respects in accordance with the Laws of Hong Kong Special Administrative Region of the Peoples’ Republic of China (“Hong Kong”) and the Parties hereto submit to the non-exclusive jurisdiction of the Hong Kong Courts.

IN WITNESS whereof the Parties have caused this Deed to be executed under seal the day and year first above written.

SIGNED, SEALED AND DELIVERED by	)
Dr. Ho, Stanley Hung Sun	)
)
in the presence of:	)

THE COMMON SEAL OF	)
Melco PBL International Limited	)
was hereunto affixed	)
in the presence of:	)

THIS DEED OF ASSIGNMENT is made on 9th day of May, 2006

BETWEEN:

(1)	Dr. Ho, Stanley Hung Sun, Hong Kong Identity Card No. D054666(7) and having his residential address at 1 Repulse Bay Road, Hong Kong (the “Assignor”); and

(2)	Melco PBL International Limited, a company incorporated in the Cayman Islands and having its registered office at the offices of Walkers SPV Limited, Walker House, Mary Street, PO Box 908GT, George Town, Grand Cayman, Cayman Islands (the “Assignee”).

WHEREAS:

(A)	Mocha Slot Group Limited (the “Company”) is at the date hereof indebted to the Assignor in the amount of HK$45,706,919.58 (the “Loan”).

(B)	Pursuant to the terms of an agreement (the “Agreement”) dated on or about the date hereof between the Assignor and Assignee, the Assignor agreed to assign all of its rights, interests, benefits and title in and to the Loan to the Assignee and/or its nominee on and subject to the terms and conditions of the Agreement and this Deed.

NOW THIS DEED WITNESSES as follows:

1.	The Assignor as beneficial owner hereby assigns to the Assignee all of the Loan due and owing to it and the full benefit and advantage thereof and all rights, interests, benefits and title therein and to hold the same unto the Assignee absolutely.

2.	The Assignor represents and warrants to the Assignee that as at the date hereof:

(i)	the Company is indebted to the Assignor in the full amount of the Loan;

(ii)	it has not assigned or charged or otherwise encumbered its rights, interests, benefits or title therein and to the Loan in favour of any third party;

(iii)	it has the full power and authority to enter into and perform this Deed; and

(iv)	the Company has not acquired any right of set off or counterclaim against the Assignor in respect of the Loan or any part thereof.

3.	The Assignor hereby authorises the Assignee to give notice, on behalf of the Assignor, of the assignment of the Loan under this Deed to Mocha Slot Group Limited in such form as the Assignee reasonably considers to be necessary or desirable to perfect the assignment of the Loan.

4.	This Deed shall be governed by and construed in all respects in accordance with the Laws of Hong Kong Special Administrative Region of the Peoples’ Republic of China (“Hong Kong”) and the Parties hereto submit to the non-exclusive jurisdiction of the Hong Kong Courts.

IN WITNESS whereof the Parties have caused this Deed to be executed under seal the day and year first above written.

SIGNED, SEALED AND DELIVERED by	)
Dr. Ho, Stanley Hung Sun	)
) /s/ [personal seal]
in the presence of:	)

THE COMMON SEAL OF	)
Melco PBL International Limited	)
was hereunto affixed	) /s/ [company seal]
in the presence of:	)